UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 30, 2010

United Development Funding IV
(Exact Name of Registrant as Specified in Its Charter)

Maryland	333-152760 (1933 Act)	26-2775282
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

1301 Municipal Way, Suite 100, Grapevine, Texas
76051
(Address of principal executive offices)
(Zip Code)

(214) 370-8960
(Registrant’s telephone number, including area code)

None
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01                       Entry into a Material Definitive Agreement.

Effective  June 30, 2010, United Development Funding IV, a Maryland real estate investment trust (“UDF IV”) entered into two Loan Participation Agreements (the “Participation Agreements”) with United Development Funding III, LP, a Delaware limited partnership (“UDF III”).

Under the first Participation  Agreement, UDF IV purchased a participation interest in a finished lot loan (the “Finished Lot  Loan”) made by UDF III to CTMGT Travis Ranch II, LLC.  The purchase price for the participation interest is $2,187,435, which is the outstanding principal balance of the Finished Lot Loan on the closing date.  The Finished Lot Loan is secured by a subordinate, second lien deed of trust recorded against approximately 288 finished residential lots in the Travis Ranch residential subdivision located in Kaufman County, Texas.   The Finished Lot Loan is guaranteed by the limited liability company owners of the borrower and by the principal of the borrower.

UDF IV is entitled to receive repayment of 100% of the $2,187,435 outstanding principal amount of the Finished Lot Loan, plus its proportionate share of accrued interest thereon, over time as the borrower repays the Finished Lot Loan.  UDF IV has no obligation to increase its participation interest in the Finished Lot Loan.  The interest rate under the Finished Lot Loan is the lower of 15% or the highest rate allowed by law.  The borrower has obtained a senior loan secured by a first lien deed of trust on the 288 finished lots, the outstanding principal balance of which is approximately $4,889,000.  For so long as the senior loan is outstanding, proceeds from the sale of the residential lots securing the Finished Lot Loan will be paid to the senior lender and will be applied to reduce the outstanding balance of the senior loan.  After the senior lien is paid in full, the proceeds from the sale of the residential lots securing the Finished Lot Loan are required to be used to repay the Finished Lot Loan.  The Finished Lot Loan is due and payable in full on August 28, 2012.  The maximum combined loan-to-value ratio of the first lien senior loan and the second lien Finished Lot Loan is 85%.

Texas law provides that subordinate real property liens are extinguished when a senior loan is foreclosed.  To protect itself in a foreclosure situation, UDF III has entered into a subordination and standstill agreement with the senior lender which gives UDF III the ability to protect its subordinate lien position by curing borrower defaults or by purchasing the senior loan.  The subordination agreement also provides assurances to the senior lender that the senior loan will be paid in full in its entirety before payments are made on the Finished Lot Loan.

Under the second Participation  Agreement, UDF IV purchased a participation interest in a “paper” lot loan (the “Paper Lot Loan”) from UDF III to CTMGT Travis Ranch, LLC.  A “paper” lot is a residential lot shown on a plat  that has been accepted by the city or county, but which is currently undeveloped or under development.  The purchase price for the participation interest in the Paper Lot Loan is $3,569,032, which is the outstanding principal balance of the Paper Lot Loan on the closing date.  The borrower owns approximately 1,800 paper lots in the Travis Ranch residential subdivision of Kaufman County, Texas.   The Paper Lot Loan is secured by a pledge of the equity interests in the borrower instead of a real property lien, effectively subordinating the Paper Lot Loan to all real property liens.  The Paper Lot Loan is guaranteed by the limited liability company owners of the borrower and by the principal of the borrower.

UDF IV is entitled to receive repayment of 100% of the $3,569,032 outstanding principal amount of the Paper Lot Loan, plus its proportionate share of accrued interest thereon, over time as the borrower repays the Paper Lot Loan.  UDF IV has no obligation to increase its participation interest in the Paper Lot Loan.  The interest rate under the Paper Lot Loan is the lower of 15% or the highest rate allowed by law.

The borrower has obtained a senior loan secured by a first lien deed of trust on the 1,800 paper lots, the outstanding principal balance of which is $11,694,000.  For so long as the senior loan is outstanding, proceeds from the sale of the  residential lots securing the Paper Lot Loan will be paid to the senior lender and will be applied to reduce the outstanding balance of the senior loan.  After the senior lien is paid in full, the proceeds from the sale of the residential lots securing the Paper Lot Loan are required to be used to repay the Paper Lot Loan.  The Paper Lot Loan is due and payable in full on September 24, 2012.  The maximum combined loan-to-value ratio of the first lien senior loan and Paper Lot Loan is 85%.

UDF III will continue to manage and control the loans while UDF IV owns the participation interests.  Under the Participation Agreements, UDF IV has appointed UDF III as its agent to act on its behalf with respect to the loans; however, UDF III must obtain UDF IV’s consent to any action or material decision pertaining to the loans, and in the event that the loans become non-performing, UDF IV shall have effective control over the remedies relating to the enforcement of the loans, including, without limitation, ultimate control of the foreclosure process.

UMTH General Services, L.P., a Delaware limited partnership (“UMTH GS”), is UDF IV’s advisor and is responsible for managing UDF IV’s affairs on a day-to-day basis. UMTH GS has engaged UMTH Land Development, L.P., a Delaware limited partnership (“UMTH LD”), as UDF IV’s asset manager.  UMTH LD is UDF III’s general partner.  UMTH LD has organized an Investment Committee with the principal function of overseeing the investment and finance activities of the United Development Funding programs managed and advised by UDF IV’s advisor and UMTH LD.  UDF IV’s and UDF III’s investment and finance activates are overseen by UMTH LD.

FORWARD LOOKING STATEMENTS

This Current Report on Form 8-K contains forward-looking statements made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995 under Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended.

Forward-looking statements include statements with respect to our beliefs, plans, objectives, goals, expectations, anticipations, assumptions, estimates, intentions, and future performance, and involve known and unknown risks, uncertainties and other factors, which may be beyond our control, and which may cause our actual results, performance or achievements to be materially different from future results, performance or achievements expressed or implied by such forward-looking statements. All statements other than statements of historical fact are statements that could be forward-looking statements. You can identify these forward-looking statements through our use of words such as "may," "will," "can" "anticipate," "assume," "should," "indicate," "would," "believe," "contemplate," "expect," "seek," "estimate," "continue," "plan," "point to," "project," "predict," "could," "intend," "target," "potential," and other similar words and expressions of the future. Forward-looking statements may not be realized due to a variety of factors, including, without limitation, future economic, competitive and market conditions, regulatory framework, and future business decisions, and the other factors referenced in our Prospectus and our periodic reports filed with the SEC, which contains a list of specific risk factors that could cause actual results to differ materially from those indicated by our forward-looking statements made in this Current Report on Form 8-K.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

United Development Funding IV

Dated: July 6, 2010	By:	/s/ Hollis M. Greenlaw
Hollis M. Greenlaw
Chief Executive Officer